                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                  March 20, 2002

                          GREATE BAY CASINO CORPORATION
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           (Exact name of each Registrant as specified in its charter)

         DELAWARE                         1-6339                  75-1295630
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                         Two Galleria Tower, Suite 2200
                   13455 Noel Road, LB 48 Dallas, Texas 75240
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               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (972) 392-7777

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         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets

     On March 20, 2002, Greate Bay Casino Corporation ("Greate Bay") announced that it had consummated the sale of its wholly owned subsidiary and primary asset, Advanced Casino Systems Corporation ("ACSC"), to Bally Gaming, Inc., a wholly owned subsidiary of Alliance Gaming Corporation (Nasdaq: ALLY) for $14.6 million.

     The sale of ACSC was approved by the U.S. Bankruptcy Court for the District of Delaware on March 6, 2002. Greate Bay's bankruptcy plan will be presented to the Court for approval on May 2, 2002.

Item 7. Financial Statements and Exhibits

7(a). Financial Statements

     Pro forma financial information as required by this Item will be included in Greate Bay's Annual Report on Form 10-K to be filed no later than April 16, 2002.

7(b). Exhibits

Exhibit
Number    Description
------    -----------
99.1      Stock Purchase Agreement dated December 19, 2001 by and among ACSC Acquisitions,
          Inc., Advanced Casino Systems Corporation, PPI Corporation and Greate Bay Casino
          Corporation.

99.2      Amendment No. 1 to Stock Purchase Agreement dated as of February 4, 2002 by and among ACSC Acquisitions, Inc., Advanced Casino Systems Corporation, PPI Corporation
          and Greate Bay Casino Corporation.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GREATE BAY CASINO CORPORATION
                                                 -----------------------------
                                                          Registrant


Date: April 2, 2002                              By: /s/      John C. Hull
                                                     ---------------------------
                                                              John C. Hull
                                                        Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
------    -----------
99.1      Stock Purchase Agreement dated December 19, 2001 by and among ACSC Acquisitions,
          Inc., Advanced Casino Systems Corporation, PPI Corporation and Greate Bay Casino
          Corporation.

99.2      Amendment No. 1 to Stock Purchase Agreement dated as of February 4, 2002 by and among ACSC Acquisitions, Inc., Advanced Casino Systems Corporation, PPI Corporation
          and Greate Bay Casino Corporation.

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